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                                                                 Exhibit 10.33

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of October 1, 1996, by and between PENCOM SYSTEMS INCORPORATION, a New York corporation ("PSI"), and PSW TECHNOLOGIES, INC., a Delaware corporation ("PSI"). All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement (as defined below).

      WHEREAS, PSW and PSI have concurrently herewith entered into an Asset Contribution Agreement of even date herewith (the "Agreement");

      WHEREAS, pursuant to the Agreement, PSI has agreed to assign to PSW the PSW Assets, and PSW has agreed to assume certain liabilities and obligations of PSI related to the PSW Assets;

      NOW, THEREFORE, in consideration of the foregoing, PSI and PSW agree as follows:

      1. (a) PSI does hereby sell, transfer, assign and deliver to PSW all of the right, title and interest of PSI in, to and under the PSW Assets.

            (b) PSW does hereby accept all the right, title and interest of PSI in, to and under all of the PSW Assets, and PSW agrees to perform and discharge promptly and fully when due all of the Assumed Liabilities.

      2. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

      3. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          PENCOM SYSTEMS INCORPORATED

                                          By:___________________________
                                          Name:
                                          Title:

                                          PSW TECHNOLOGIES, INC.

                                          By:___________________________
                                          Name:
                                          Title: